UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549

                                    Form 8-K

                                  CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  September 27, 2004

                      GMACM Home Equity Loan Trust
                 Home Equity Loan-Backed Termed Notes,
                            Series 2004-HE2



New York (governing law of          333-110437-09     N/A
Pooling and Servicing Agreement)    (Commission       IRS EIN
(State or other                     File Number)
jurisdiction


        c/o Wells Fargo Bank Minnesota, N.A.
        9062 Old Annapolis Road                              21045
        Columbia, Maryland                                  (Zip Code)
        (Address of principal executive offices)


        Registrant's telephone number, including area code:  (410) 884-2000



        (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))


ITEM 8.01  Other Events

 On September 27, 2004 a distribution
 was made to holders of Home Equity Loan Backed
 Term Notes Series 2004-HE2 Trust.


ITEM 9.01  Financial Statements and Exhibits

      (c)  Exhibits


                Exhibit Number    Description

                EX-99.1 Monthly report distributed to holders of Home Equity Loan-Backed Termed Notes, Series 2004-HE2, relating to the September 27, 2004 distribution.


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Home Equity Loan-Backed Term Notes, GMACM Series 2004-HE2
Payment Date 09/27/2004

Servicing Certificate                                Group 1
Beginning Pool Balance                               594,696,866.13
Beginning PFA                                                  0.00
Ending Pool Balance                                  569,401,707.56
Ending PFA Balance                                                -
Principal Collections                                 25,187,017.64
Principal Draws                                                   -
Net Principal Collections                             25,187,017.64
Active Loan Count                                            16,637

Interest Collections                                   3,766,449.22

Weighted Average Loan Rate                                 7.80408%
Weighted Average Net Loan Rate                              7.3041%
Substitution Adjustment Amount                                 0.00

                                                     Beginning                 Ending
Term Notes                                           Balance                   Balance            Factor       Principal
Class A-1A                                           39,246,554.69             29,855,457.55      0.3613194     9,391,097.14
Class A-1B                                           70,897,000.00             70,897,000.00      1.0000000             0.00
Class A-1C                                          186,530,906.32            170,626,844.89      0.6562571    15,904,061.43
Class A-2                                           152,808,000.00            152,808,000.00      1.0000000             0.00
Class A-3                                            34,034,000.00             34,034,000.00      1.0000000             0.00
Class A-4                                            66,708,000.00             66,708,000.00      1.0000000             0.00
Class A-IO                                           94,000,000.00             94,000,000.00                            0.00

Class M1                                             37,356,000.00             37,356,000.00      1.0000000             0.00
Class M2                                              7,116,000.00              7,116,000.00      1.0000000             0.00

Certificates                                                     -                         -              -                -

                                                                 Interest   Security
Term Notes    (con't)                                Interest    Shortfalls %        Coupon
Class A-1A                                            63,823.61   0.00       0.0420   1.685%
Class A-1B                                           112,755.77   0.00       0.0996   1.735%
Class A-1C                                           298,796.57   0.00       0.2398   1.715%
Class A-2                                            366,739.20   0.00       0.2148   2.880%
Class A-3                                            120,253.47   0.00       0.0478   4.240%
Class A-4                                            202,903.50   0.00       0.0938   3.650%
Class A-IO                                           470,000.00   0.00       0.1321   6.000%

Class M1                                             122,963.50   0.00       0.0525   3.950%
Class M2                                              23,304.90   0.00         0.01   3.930%


Certificates                                       1,492,558.39      -            -        -

Beginning Overcollateralization Amount                   405.12
Overcollateralization Amount Increase (Decrease)           0.00
Outstanding Overcollateralization Amount                 405.12
Overcollateralization Target Amount                7,115,484.05

Credit Enhancement Draw Amount                             0.00
Unreimbursed Prior Draws                                   0.00

                                                                                                  Number      Percent
                                                       Balance                                    of Loans    of Balance
Delinquent Loans (30 Days)                             1,583,135.23                               52          0.28%
Delinquent Loans (60 Days)                               594,779.32                               21          0.10%
Delinquent Loans (90 Days)                               255,549.19                               10          0.04%
Delinquent Loans (120 Days)                              305,495.27                                8          0.05%
Delinquent Loans (150 Days)                               39,288.96                                1          0.01%
Delinquent Loans (180+ Days)                                      -                                0          0.00%
REO                                                               -                                0          0.00%
Bankruptcy                                               644,579.30                               21          0.11%
Foreclosure                                               74,386.18                                1          0.00%

                                                       Liquidation To-Date
Beginning Loss Amount                                            0.00
Current Month Loss Amount                                  108,140.93
Current Month Prinicpal Recovery                                 0.00
Net Ending Loss Amount                                     108,140.93                      0.00

                                                       Net Recoveries to Date
Beginning Net Principal Recovery Amount                          0.00
Current Month Net Principal Recovery Amount                      0.00
Ending Net Principal Recovery Amount                             0.00

                                                       Special Hazard                             Fraud       Bankruptcy
Beginning Amount                                       0.00                                       0.00        0.00
Current Month Loss Amount                              0.00                                       0.00        0.00
Ending Amount                                             -                                          -           -

Liquidation Loss Distribution Amounts                  0.00
Extraordinary Event Losses                             0.00
Excess Loss Amounts                                    0.00

Capitalized Interest Account
Beginning Balance                                                   0.00
Withdraw relating to Collection Period                              0.00
Interest Earned (Zero, Paid to Funding Account)                     0.00
Remaining Balance to GMAC Mortgage                                  0.00
Total Ending Capitalized Interest Account Balance as                0.00


Interest earned for Collection Period                               0.00
Interest withdrawn related to prior Collection Period             460.32


Prefunding Account
Beginning Balance                                                   0.00
Additional Purchases during Revolving Period                        0.00
Excess of Draws over Principal Collections                          0.00
Ending PFA Balance to Noteholders                                   0.00
Total Ending Balance as of Payment Date                             0.00
Interest earned for Collection Period                               0.00
Interest withdrawn related to prior Collection Period               0.00

Current Month Repurchases Units                                        0
Current Month Repurchases ($)                                          -




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